UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 16, 2009

Auxilium Pharmaceuticals, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware	000-50855	23-3016883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Valley Stream Parkway Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 321-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On December 16, 2009, Auxilium Pharmaceuticals, Inc. (the “Company”) issued a press release announcing top-line efficacy and safety results for the phase IIb clinical trial for XIAFLEX™ (collagenase clostridium histolyticum) in the treatment of Peyronie’s disease. The full text of such press release is furnished as Exhibit 99.1 to this report.

The Company will also conduct a conference call on December 16, 2009 at 10:00 a.m. EST to discuss the top line results of the Peyronie’s phase IIb study. The conference call will be simultaneously web cast on Auxilium’s web site and archived for future review until January 16, 2010. Reference materials for the conference call are furnished as Exhibit 99.2 to this report and will also be available on the Company’s web site until January 16, 2010.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in Item 9.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On December 16, 2009, the Company announced top-line efficacy and safety results for the phase IIb clinical trial for XIAFLEX™ (collagenase clostridium histolyticum) in the treatment of Peyronie’s disease. The phase IIb study was designed to measure efficacy endpoints of improvement in penile curvature and improvement in patients’ sexual quality of life using the Company’s Peyronie’s disease Patient Reported Outcome (PRO) questionnaire. Overall, XIAFLEX demonstrated a statistically significant change compared to placebo at 36 weeks in both improvement in penile curvature (p=0.001) and the PRO Peyronie’s disease bother domain (p=0.046). XIAFLEX was well-tolerated and the most common treatment related adverse events in the phase IIb study were consistent with adverse events reported in previous Peyronie’s disease trials with XIAFLEX, which included injection site bruising, edema and pain.

Phase IIb Efficacy Results

The XIAFLEX Peyronie’s disease phase IIb trial is one of the largest prospective, randomized, placebo-controlled studies conducted in Peyronie’s disease. A total of 145 patients evaluable for efficacy enrolled in 12 clinical sites across the U.S., with 109 patients receiving XIAFLEX as a series of intralesional injections and 36 receiving placebo (3:1 ratio) in the study. The treatment and placebo arms were also randomized to test for a benefit with the addition of penile modeling versus no modeling (1:1). Modeling refers to massaging of the plaque and is intended to maximize the enzymatic effect of the XIAFLEX injection in the plaque.

Overall results:

•

In patients who received XIAFLEX, a mean improvement of 29.7% in penile curvature from baseline to 36 weeks was seen (54.4° to 38.2°) vs. an 11.0% mean improvement in curvature seen in placebo patients (50.6° to 45.1°); (p=0.001).

•

In patients who received XIAFLEX, 60.5% of patients achieved the endpoint of at least a 25% reduction in angle of curvature vs. 25.0% of placebo patients achieving at least a 25% reduction in angle of curvature.

•

In the PRO Peyronie’s disease bother domain, the overall XIAFLEX treatment arm experienced a benefit in mean change in score from baseline to 36 weeks that was significantly better than the overall placebo arm benefit (p=0.046).

•	There was not a statistically significant change in mean scores between XIAFLEX and placebo in the PRO penile pain, intercourse discomfort or intercourse constraint domains.

Results with modeling:

•

XIAFLEX treated patients who received modeling experienced a 32.4% mean improvement in penile curvature from baseline to 36 weeks (54.7° to 37.2°) vs. a 2.5% mean worsening in curvature for the placebo patients who received modeling (51.9° to 52.5°); (p<0.001).

•

In patients who received XIAFLEX, 64.8% of patients achieved the endpoint of at least a 25% reduction in angle of curvature vs. 10.0% of placebo patients achieving at least a 25% reduction in angle of curvature.

•

In the PRO Peyronie’s disease bother domain, the XIAFLEX with modeling treatment arm experienced a benefit in mean change in score from baseline to 36 weeks that was significantly better than the placebo with modeling arm benefit (p=0.004).

Results with no modeling:

•

XIAFLEX treated patients who received no modeling experienced a 27.1% mean improvement in penile curvature from baseline to 36 weeks (54.1° to 39.1°), which was not statistically different from the 27.9% mean improvement for the placebo patients who received no modeling (48.9° to 35.9°); (p=0.91).

•

In patients who received XIAFLEX, 56.4% of patients achieved the endpoint of at least a 25% reduction in angle of curvature vs. 43.8% of placebo patients achieving at least a 25% reduction in angle of curvature.

•

The mean change in score from baseline to 36 weeks did not achieve statistical significance in any of the four domains measured by the PRO for the XIAFLEX treatment arm with no modeling vs. the placebo arm with no modeling.

Adverse Events

The most common adverse events reported in the Peyronie’s phase IIb trial were injection site bruising, edema and pain. These adverse events were consistent with previous trials. There have been no drug related serious adverse events or systemic hypersensitivity events reported in this trial or any of the previous XIAFLEX Peyronie’s disease clinical studies. Including data from all XIAFLEX Peyronie’s disease clinical studies, over 1,200 XIAFLEX injections have been administered to more than 240 Peyronie’s patients.

The foregoing information is qualified in its entirety and should be read in conjunction with the “Risk Factors” and other information included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2009, and in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2009.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following press release and reference materials are furnished as exhibits to this Current Report on Form 8-K pursuant to Item 7.01 and shall not be deemed to be “filed”:

99.1	Press release dated December 16, 2009 issued by the Company

99.2	Reference materials for the conference call to be held by the Company on December 16, 2009 at 10:00 a.m. EST to discuss the top line results of the Peyronie’s phase IIb study

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIUM PHARMACEUTICALS, INC.

Date: December 16, 2009	By:	/s/ JAMES E. FICKENSCHER
James E. Fickenscher
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release dated December 16, 2009 issued by the Company

99.2	Reference materials for the conference call to be held by the Company on December 16, 2009 at 10:00 a.m. EST to discuss the top line results of the Peyronie’s phase IIb study